                                     SCHEDULE 14A
                                    (Rule 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION

                      Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting  Material to Rule 14a-11(c) or Rule 14a-12

                                    Xytronyx, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     Item 22(a)(2) of Schedule A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
     / /  Fee paid previously with preliminary materials.
        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[LOGO]
--------------------------------------------------------------------------------
XYTRONYX, INC.



                                                    June    , 1997



Dear Stockholder:

    On behalf of the Board of Directors and management of Xytronyx, Inc., I cordially invite you to our Annual Meeting to be held on Thursday, August 7, 1997, at the offices of Donovan Leisure Newton & Irvine, 30 Rockefeller Plaza, 39th Floor, New York, NY 10112. This will be our twelfth Annual Meeting since we became a public company in October 1985, and we hope that it will be possible for you to attend in person.

    I look forward to meeting many stockholders personally at the Annual
Meeting at which time we can discuss important activities and accomplishments of the Company.

    It is important to us that your shares be represented at the meeting whether or not you plan to attend. You can be sure your shares are voted at the meeting in accordance with your preferences by properly completing, signing and returning your proxy card in the enclosed envelope.

                                 Sincerely,



                                 Dr. H. Laurence Shaw
                                 Chairman of the Board

                                    XYTRONYX, INC.
                            6730 MESA RIDGE ROAD, SUITE A
                             SAN DIEGO, CALIFORNIA 92121
                                    (619) 550-3900

                                      ----------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD AUGUST 7, 1997

                                      ----------


Notice is hereby given that an Annual Meeting (the "Meeting") of the Stockholders of Xytronyx, Inc., a Delaware corporation (the "Company"), will be held at the offices of Donovan Leisure Newton & Irvine, 30 Rockefeller Plaza, 39th Floor, New York, NY 10112 on Thursday, August 7, 1997, at 10:00 a.m. E. S. T., and at any adjournments thereof, for the following purposes:

    1. To elect six Directors to hold office for a one-year term or until their successors are elected and qualified. The following persons are nominees (the "Nominees") for election to the Board of Directors by holders of the outstanding shares entitled to vote: Messrs. H. Laurence Shaw, Jack H. Halperin, John G. Kringel, Elliott H. Vernon, Jerry A. Weisbach and Michael S. Weiss;

    2. To approve an amendment (the "Authorized Amendment") to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company from 30,000,000 to 100,000,000, and increasing the number of authorized shares of Preferred Stock of the Company from 300,000 to 2,000,000;

    3. To approve an amendment (the "Name Amendment") to the Company's Certificate of Incorporation to change the name of the Company to Pacific Pharmaceuticals, Inc. or such other name as may be determined by the Board of Directors;

    4. To approve the adoption of the Company's Equity Incentive Plan (the "Incentive Plan");

    5. To approve the adoption of the Company's Stock Option Plan for Non-Employee Directors (the "Director Plan");

    6. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1998; and

    7. To consider and act on such other business as may properly be presented at the Meeting.

A record of the stockholders has been taken as of the close of business on June 26, 1997 (the "Record Date"), and only those stockholders of record on the Record Date will be entitled to notice of and to vote at the Meeting. A complete list of the stockholders entitled to vote at the Meeting arranged in alphabetical order, and showing the address of such stockholder and the number of shares registered in the name of each stockholder, will be kept open at the offices of Donovan Leisure Newton & Irvine, 30 Rockefeller Plaza, 39th Floor New York, NY 10112, for examination by any stockholder during business hours for a period of ten (10) days immediately prior to the Meeting.

An affirmative vote of a majority of the outstanding shares entitled to vote is required for approval of the Authorized Amendment and the Name Amendment. The votes of a majority of the shares present at the meeting in person or by proxy is required for the approval of the Nominees, for the approval of the Incentive Plan and the Director Plan and to ratify the selection of Deloitte & Touche LLP as the Company's independent accountants.

Your participation in the Meeting is important. To ensure your representation, if you do not expect to be present at the Meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage-prepaid envelope which has been provided for your convenience. A proxy may be revoked by a later dated, properly executed proxy. The prompt return of proxies will ensure a quorum for the Meeting and save the expense of a further solicitation.

                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  /s/ DR. H. LAURENCE SHAW
                                  ------------------------
                                  DR. H. LAURENCE SHAW
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

SAN DIEGO, CALIFORNIA
JUNE ___, 1997


    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                    XYTRONYX, INC.
                            6730 MESA RIDGE ROAD, SUITE A
                                 SAN DIEGO, CA 92121
                                    (619) 550-3900
                                   JUNE     , 1997

                                   ---------------

                                   PROXY STATEMENT

                                   ---------------

                               SOLICITATION OF PROXIES


This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Xytronyx, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting (the "Meeting") of Stockholders, to be held at the offices of Donovan Leisure Newton & Irvine, 30 Rockefeller Plaza, 39th Floor, New York, NY 10112, on Thursday, August 7, 1997, at 10:00 a.m. E.S.T. and at any adjournments thereof.

Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the Meeting in accordance with the specifications thereon. Shares represented by valid proxies will be voted in accordance with the instructions indicated thereon and otherwise in accordance with the judgment of the persons designated as the holders of the proxies. Any proxy on which no direction is specified will be cast: FOR Proposal 1 to elect the Nominees as Directors; FOR Proposal 2 to approve an amendment (the "Authorized Amendment") to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company from 30,000,000 to 100,000,000, and increasing the number of authorized shares of Preferred Stock of the Company from 300,000 to 2,000,000; FOR Proposal 3 to approve an amendment (the "Name Amendment") to the Company's Certificate of Incorporation to change the name of the Company to Pacific Pharmaceuticals, Inc. or such other name as may be determined by the Board of Directors; FOR Proposal 4 to approve the adoption of the Company's Equity Incentive Plan (the "Incentive Plan"); FOR Proposal 5 to approve the adoption of the Company's 1996 Stock Option Plan for Non-Employee Directors (the "Director Plan"); and FOR Proposal 6 to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1998. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting.

Any stockholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

This Proxy Statement, accompanying form of proxy and the Fiscal 1997 Annual Report to Stockholders, including financial statements, are first being mailed to stockholders on or about June 30, 1997.

A complete list of the stockholders entitled to vote at the Meeting arranged in alphabetical order, showing their address and the number of shares registered in the name of each stockholder, will be kept open at the offices of Donovan Leisure Newton & Irvine, 30 Rockefeller Plaza, 39th Floor, New York, NY 10112, for examination by any stockholder during business hours for a period of ten
(10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to solicitation of proxies by use of mails, Directors, Officers and employees of the Company may solicit proxies personally, or by other appropriate means. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from the beneficial holders of such stock, and the Company will reimburse them for their reasonable expenses in doing so.

QUORUM

The presence in person or by proxy of stockholders of a majority of the outstanding shares entitled to vote is required for there to exist the quorum needed to transact business of the Meeting. If, initially, a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of the holders of a majority of the voting power of the outstanding Common Stock and the Preferred Stock is required for approval of the Authorized Amendment and the Name Amendment. The affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock present at the meeting in person or by proxy is required for the approval of the Nominees as Directors for approval of the Incentive Plan and the Director Plan, and to ratify the selection of Deloitte & Touche LLP as the Company's independent accountants.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. Abstention from voting on any matter will have the practical effect of voting against any of the proposals since it is one less vote for approval. Broker non-votes are not considered to be shares "entitled to vote" (other than for quorum purposes), and will therefore have the effect of reducing the absolute number of votes required for stockholders to approve Proposals 1, 4, 5 and 6, but will have the same effect as a negative vote on Proposals 2 and 3. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote.

APPRAISAL RIGHTS

Stockholders will not have appraisal rights with respect to any of the proposals to be voted upon at the Meeting. Delaware law does not require that holders of the Common Stock and Preferred Stock who object to any or all of the Proposals, and who vote against or abstain from voting in favor of any or all of the Proposals, be afforded any appraisal or dissenters' rights or the right to receive cash for their shares.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

The securities of the Company entitled to vote at the Meeting consist as of June 26, 1997, the record date fixed by the Board of Directors (the "Record Date"), of 8,151,029 shares of Common Stock, $0.02 par value (the "Common Stock"), and 50,001 shares of Series A Convertible Preferred Stock, $25.00 par value (the "Preferred Stock"). Each share of Common Stock is entitled to one vote on all matters presented to the stockholders. Each share of Preferred Stock outstanding as of the record date is entitled to 208.333 votes on all matters presented to the stockholders. Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Name Amendment will allow the Company to signal a new direction for the future, and the Incentive Plan and the Director Plan will permit the Company to fully capitalize on the new direction by allowing it to attract and retain quality officers and directors. Accordingly, the Board of Directors unanimously recommends that the Company's stockholders vote (i) FOR the election of the Nominees as Directors, (ii) FOR approval of the Authorized Amendment, (iii) FOR approval of the Name Amendment, (iv) FOR approval of the adoption of the Incentive Plan, (v) FOR approval of the adoption of the Director Plan, and (vi) FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1998.

AVAILABLE INFORMATION

The Company's Annual Report to Stockholders for the Fiscal Year ending March 31, 1997, including financial statements, accompanies this Proxy Statement. Stockholders and Preferred Stockholders may obtain (free of charge) a copy of the Company's most recent Annual Report on Form 10-K, excluding Exhibits, as filed with the Securities and Exchange Commission (the "SEC") by writing to Xytronyx, Inc., Attention: Investor Relations, at the address shown on Page 1.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Seven World Trade Center, 13th Floor, New York 10007 and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material also can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Information filed with the SEC can also be inspected at the SEC's site on the World Wide Web at http://www.sec.gov. In addition, material filed by the Company can be inspected at the offices of the American Stock Exchange ("Amex") at 86 Trinity Place, New York, N.Y. 10006.

                                EXECUTIVE COMPENSATION

The information under this heading relates to the compensation of the Chairman of the Board (who was also the Chief Executive Officer at Fiscal 1997 year-end) and the other most highly compensated executive officers of the Company as of the Fiscal 1997 year-end for services in all capacities during Fiscal 1997. This information is presented in compliance with the rules and regulations of the Securities and Exchange Commission applicable to those companies, such as Xytronyx, Inc., that meet the definition of a "small business issuer".

                              SUMMARY COMPENSATION TABLE


                                                                                        Long-Term Compensation
                                                                              -------------------------------------------
                               Annual Compensation                                Awards                       Payouts
-------------------------------------------------------------------------------------------------------------------------
                                                                               Restricted
     Name and                                                                     Stock          Number         LTIP
     Principal         Fiscal                                                     Awards           of          Payout
     Position           Year        Salary           Bonus          Other         Amount         Options       Amount
----------------------------------------------------------------------------  -------------------------------------------
H. Laurence Shaw       1997     $   64,000  (a)   $  25,000     $  23,493      $       -        675,000      $       -
  Chairman of the
  Board and Chief
  Executive Officer

Larry O. Bymaster      1997     $  206,733        $       -     $       -      $       -                     $       -
  Director-Special     1996     $  207,169        $  75,000     $       -      $       -         75,000      $       -
  Projects             1995     $  163,925        $  75,000     $       -      $       -        195,000      $       -

David Okrongly   (c)
  Vice-President-      1997     $  127,214        $       -     $       -      $       -         75,000      $       -
  Research and         1996     $  112,631        $       -     $       -      $       -         25,000      $       -
  Development          1995     $   85,664  (b)   $       -     $       -      $       -         25,000      $       -


(a) Represents approximately three month's compensation earned after Dr. Shaw joined the Company in December 1996

(b) Represents approximately nine month's compensation earned after Dr. Okrongly joined the Company in June 1994

(c) Dr. Okrongly left the Company on May 6, 1997

                            COMPENSATION PURSUANT TO PLANS

          INDIVIDUAL OPTION GRANTS TO EXECUTIVE OFFICERS DURING FISCAL 1997

                                                                                               Potential Realizable Value
                                             Percent                                             at Assumed Annual
                         Number of         of Total                                            Rates of Stock Price
                         Securities         Options                                              Appreciation for
                         Underlying        Granted to                                              Option Term
       Name of             Options          Employees       Exercise      Expiration   -----------------------------------
  Executive Officer       Granted          in FY 1997      Price (d)         Date             5%                  10%
--------------------------------------------------------------------------------------------------------------------------
H. Laurence Shaw       525,000  (a)           50%          $ 1.1250        12/17/06    $     371,441       $     941,308
                       150,000  (b)           14%                                      $     106,126       $     268,944

David Okrongly          75,000  (c)            7%          $ 1.2500        02/12/07    $      58,959       $     149,413

Larry O. Bymaster       20,000  (e)                        $ 1.0625        04/16/99    $       3,566       $       5,975

Anil Singhal           150,000  (f)                        $ 1.0625        04/21/97    $     100,230       $     254,003



(a) Options become exercisable in equal quarterly installments over two years beginning March 17, 1997.

(b) Options become exercisable in equal quarterly installments over two years beginning December 17, 1998.

(c) Options become exercisable in four equal annual installments after the first anniversary of the grant date.

(d) The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares already owned, subject to certain conditions.

(e) Options were granted after close of fiscal 1997 in April 1997. Options become exercisable in equal quarterly installments over two years.

(f) Options were granted after close of fiscal 1997 in April 1997.

                    AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND
                          FISCAL YEAR END 1997 OPTION VALUES


                                                             Number of
                                                       Securities Underlying              Value of Unexercised
                        Number of                       Unexercised Options                In-The-Money Options
                        Shares                          at March 31, 1997                  at March 31, 1997
Name of                 Acquired      Value     ----------------------------------  --------------------------------
Executive Officer     on Exercise   Realized      Exercisable      Unexercisable      Exercisable     Unexercisable
----------------------------------------------  ----------------------------------  --------------------------------
H. Laurence Shaw           -       $      -         65,625            609,375      $      4,102     $     42,188

Larry O. Bymaster (a)      -       $      -        160,500            229,500      $          -     $          -

David Okrongly (b)         -       $      -         17,500            107,500      $          -     $          -


(a) Does not include 20,000 option shares granted in April 1997 which are unexercisable.

(b) Dr. Okrongly left the Company on May 6, 1997. His options will not vest under the plan.

EMPLOYMENT AGREEMENT

The employment agreement with Dr. Shaw is for an initial two year period beginning December 17, 1996, subject to renewal upon mutual agreement. The Company has agreed to pay Dr. Shaw an initial salary of $250,000 per annum, subject to certain annual increases. Dr. Shaw will also be entitled to receive a minimum annual bonus of $25,000, with an additional annual milestone-based bonus at the discretion of the Board of Directors of up to an additional $125,000. In connection with the execution of the employment agreement, Dr. Shaw was paid a $25,000 signing bonus.

Dr. Shaw was also granted qualified incentive stock options pursuant to the recently approved Incentive Plan to purchase 675,000 shares of the common stock of the Company, exercisable for a period of ten years, at an exercise price of $1.125. With respect to 525,000 of such options, the options become exercisable over a period of two years from the date of the employment agreement in eight successive equal quarterly installments but shall be subject to immediate vesting upon the occurrence of certain transactions deemed a change in control of the Company. The remaining 150,000 options become exercisable over a two year period commencing on the first anniversary of the agreement in eight successive equal quarterly installments. In addition to the foregoing, Dr. Shaw will be entitled to additional stock options from time to time at the discretion of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 27, 1995, Paramount Capital, Inc. ("Paramount") and the Company entered into a Financial Advisory Agreement whereby Paramount agreed to act as non-exclusive financial advisor to the Company and to identify and negotiate potential acquisition candidates, investments or strategic alliances. Pursuant to a Placement Agency Agreement entered into between Paramount and the Company dated September 27, 1996, the parties agreed to extend the Financial Advisory Agreement for an additional eighteen (18) months.

Paramount acted as placement agent for the Company on its November 1995 private placement (the "1995 Private Placement") and on its December 1996 private placement (the "1996 Private Placement").

In November 1995 the Company completed the 1995 Private Placement of $3,485,000 of units consisting of Common Stock and Class A Warrants. In connection therewith, the Company paid commissions of $313,650 and non-accountable expense allowances of $139,400 to Paramount. The Company will also pay a commission to Paramount of 6% of the gross proceeds received upon any exercise of such Class A Warrants. Pursuant to its engagement in connection with the 1995 Private Placement, Paramount received the right to designate two nominees to the Board of Directors of the Company; Michael S. Weiss, a Senior Managing Director of Paramount, and Elliott H. Vernon were subsequently designated and elected to the Board of Directors. Mr. Weiss and Mr. Vernon receive customary Board member compensation and each voted in favor of the December 1996 changes to the Company's Board and management set forth in Proposal 1. In connection with the offering, the Company issued to Paramount unit purchase warrants, at an exercise price equal to 110% of the price per unit paid by the investors in the 1995 Private Placement, to purchase up to 348,500 shares of Common Stock and 435,675 Class A Warrants. Unit purchase warrants to purchase up to 20,522 shares of Common Stock and 25,651 Class A Warrants were transferred by Paramount to Mr. Weiss. Certain affiliates of the Placement Agent were investors in the 1995 Private Placement.

The 1996 Private Placement was completed in two stages and raised $10,000,000 (net proceeds to the Company of $8,690,000) through the sale of 100 Premium Preferred Units at a price per Unit of $100,000, each Unit consisting of 500 shares of Convertible Preferred Stock, par value $25.00 per share, and 50,000 Common Stock Purchase Warrants, to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended. Paramount received an aggregate dollar commission of $900,000 and a non-accountable expense allowance of $410,753. The Company will also pay a commission to Paramount of 6% of the gross proceeds received upon any exercise of the warrants. Additionally, in connection with the Private Placement and in connection with its provision of financial advisory services, Paramount received a Unit Purchase Option and an Advisory Option (the "Options") which, in aggregate, entitle the holders to purchase 25 Premium Preferred Units at an exercise price equal to 110% of the per unit paid by Investors in the 1996 Private Placement. Accordingly, the Options would entitle the holders thereof, upon exercise, to receive (I) 12,500 share of convertible preferred stock, convertible into 2,604,245 share of common stock, and (ii) Common Stock Purchase Warrants to purchase 1,250,038 shares of common stock. Paramount has informed the Company that the options will be allocated to certain employees of Paramount, including Mr. Weiss. Each share of Preferred Stock may be converted into 208.33333 shares of common stock at any time after the final closing of the Private Placement which took place on March 7, 1997.

Paramount is affiliated with certain significant stockholders of the Company, including the Aries Trust, a Cayman Islands Trust ("Aries Trust"), Aries Domestic Fund, L.P., a Delaware Corporation ("Aries Domestic") and Dr. Lindsay
A. Rosenwald. Paramount is also affiliated with Paramount Capital Asset Management, Inc. ("Paramount Capital") which is the investment manager of Aries Trust and the General Partner of Aries Domestic. Dr. Rosenwald is the sole stockholder of Paramount Capital.

In June 1996 the Company entered into an agreement (the "BTI Agreement") with Binary Therapeutics, Inc. (BTI) under which the Company was granted an option to acquire BTI. If the Company elects to exercise its option, the agreement calls for the Company to issue common stock to the BTI stockholders with an aggregate acquisition value of $6,000,000. Mr. Weiss, a Director of the Company, is a Director and Secretary of BTI. Certain other affiliates of Paramount, including Aries Trust, Aries Domestic and Dr. Rosenwald are stockholders of BTI. Under the BTI Agreement, as amended, the Company is required to advance to BTI funds to repay $615,000 in indebtedness in the event that the Company exercises its option to acquire BTI. The holders of such indebtedness are Aries Trust, Aries Domestic and Dr. Rosenwald.

The Company and BTI have agreed to extend the period during which the Company may exercise its option to acquire BTI by a merger of BTI into a wholly owned subsidiary of the Company from April 30, 1997 until such time as BTI has completed human clinical trials of Boronated Porphyrin Compounds (BOPP) at an agreed upon dose level. The option period was extended at the Company's request to enable BTI to complete preclinical studies, to commence clinical trials in humans and to demonstrate that a given dose level of BOPP in humans would not cause certain adverse events. The Company believes that the extension of the option will give it greater opportunity to access the preliminary data resulting from the BOPP preclinical trials and the Phase I human clinical trials before determining whether to acquire BTI and to evaluate the possibility of adverse events in human patients. Accordingly, the Company has determined to defer exercise of the option and the shareholder vote therewith.

In October 1996, Aries Trust and Aries Domestic extended a line of credit (the "Line of Credit") of up to $500,000 to the Company, which the Company subsequently drew down but has since repaid. Aries Trust received warrants to purchase 105,000 shares of Common Stock and Aries Domestic received warrants to purchase 45,000 shares of Common Stock as consideration for extending the Line of Credit to the Company.

In December, 1995, as a result of the Common Stock and warrants to purchase Common Stock received in the 1995 Private Placement, Aries Trust, Aries Domestic, and Dr. Rosenwald filed a Schedule 13D with the SEC indicating they beneficially owned in the aggregate greater than 11% of the issued and outstanding equity securities of the Company. In April, 1997, as a result of the Common Stock, Preferred Stock, and options and warrants to purchase Common Stock received in the 1996 Private Placement and for the Line of Credit, Aries Trust, Aries Domestic, Paramount Capital and Dr. Rosenwald filed an amendment to their earlier filed Schedule 13D indicating their increased beneficial ownership (please refer to the table of "Beneficial and Record Ownership of Securities" below). Paramount was permitted two appointments to the Board of Directors of the Company pursuant to the placement agency agreement for the 1995 Private Placement as discussed above. David R. Walner, Associate Director of Paramount and Secretary of Paramount Capital, has served as Secretary of the Company, without compensation, since December 1996.

The Company entered into a consulting agreement with Donna Shaw Ph.D., the wife of the Chairman, President and Chief Executive Officer, H. Laurence Shaw. Under the agreement, Dr. Donna Shaw will use her pharmaceutical licensing background to assist the Company with developing corporate research alliances with third parties for the Company's pharmaceutical products. Dr. Donna Shaw was Director of Licensing at Abbott Laboratories. The consulting agreement was approved by the Board of Directors and includes a monthly consulting fee of $3,000 per month for the initial term of six months. Dr. Donna Shaw may also be granted options to purchase 20,000 shares of the Company's common stock under the Equity Incentive Plan (described herewith in Proposal 4,) upon the successful introduction of one or more potential partners.

In April 1996, the Board of Directors approved a relocation package for Dr. H. Laurence Shaw, which includes payment of all of Dr. Shaw's relocation expenses and an interest free bridge loan of $300,000 for Dr. Shaw to use to acquire a new residence in California. The loan, which was made on May 13, 1997, will be paid back upon the earlier of (i) the sale of Dr. Shaw's New Jersey residence or (ii) December 17, 2001.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company currently receive an annual retainer of $3,000 and a fee of $1,000 for each Board meeting attended in person. The Company also reimburses Directors for reasonable travel and related expenses incurred in attending meetings. Officers of the Company who serve on the Board or any Committee thereof receive no compensation for doing so.

The Board of Directors has approved the Incentive Plan and the Director Plan. Each has been designed to allow for the provision of long-term performance incentives to key employees, consultants and Directors of the Company in the form of stock options, stock appreciation rights, restricted stock and other awards, including cash-based awards. Each plan provides up to 3,000,000 shares of Common Stock for issuance as awards under the Plan. The Board is submitting the plans for stockholder approval at the Meeting pursuant to proposals 4 and 5 set forth below. Pending such approval, the Company has granted options pursuant to the Director Plan to purchase 50,000 shares each at an exercise price of $1.125 to Messrs. Halperin, Weiss, Vernon and Weisbach during the fiscal year ended March 31, 1997 and granted options to purchase 50,000 shares at an exercise price of $1.0625 to Mr. Kringel on April 16, 1997. In addition, the Director Plan calls for annual grants of 10,000 options for each Director at the market price on the date of the Annual Stockholders' Meeting.

The 1991 Stock Option Plan for Non-Employee, Non-Consultant Directors (the "1991 Directors' Plan") was approved by the stockholders on September 27, 1991, under which all non-employee, non-consultant Directors automatically participate. Under the 1991 Directors' Plan, 87,000 shares of the Company's Common Stock, as adjusted for stock splits, were reserved for issuance upon exercise of Nonqualified Stock Options granted or to be granted to Directors of the Company. All options granted under the 1991 Directors' Plan are at a per share exercise price equal to the closing price per share of Common Stock on the American Stock Exchange on the grant date. The 1991 Directors' Plan will terminate on September 27, 2001, unless terminated earlier by the Board of Directors.

Options to purchase 2,000 shares of common stock at $2.50 per share were granted to all Directors in October 1996. All options expire on the tenth anniversary of the date of grant. None of the options has been exercised.

                    BENEFICIAL AND RECORD OWNERSHIP OF SECURITIES

The following table sets forth certain information as of June   , 1997, with
respect to the beneficial ownership of the Company's Common Stock and Preferred Stock by (a) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock and Preferred Stock; (b) each present executive officer, Director and Nominee, and (c) all Executive Officers, Directors and Nominees as a group.



                                      COMMON STOCK             PREFERRED STOCK
                                      ------------             ---------------       % OF TOTAL
NAME                            SHARES (1)(2)      %         SHARES        %        VOTING POWER
----                            -------------      -         ------        -        ------------
Paramount Capital Asset
Management, Inc. (3)
787 Seventh Ave.
New York, NY 10019                 2,689,729    24.81%       12,639     20.18%          28.67%

Dr. Lindsay Rosenwald (3)          3,122,112    27.70%       12,639     20.18%          31.00%

The Aries Trust (3)                1,618,997    16.57%        8,340     14.30%          18.08%

Aries Domestic Fund, L. P. (3)     1,070,732    11.61%        4,299      7.92%          10.59%

Lou Weisbach
5980 West Touhy Ave.
Niles, IL 60714                      540,100     6.21%            -          -           2.91%

Peter Baram
6835 La Jolla Scenic South
La Jolla, CA. 92037                  479,797     5.56%            -          -           2.58%

                                      COMMON STOCK             PREFERRED STOCK
                                      ------------             ---------------       % OF TOTAL
NAME                            SHARES (1)(2)      %         SHARES        %        VOTING POWER
----                            -------------      -         ------        -        ------------
Dr. H. Laurence Shaw
6730 Mesa Ridge Rd., Suite A
San Diego, CA. 92121                 131,250     1.58%            -          -               *

Larry O. Bymaster                    175,500     2.11%            -          -               *

David A. Okrongly                     14,500         *            -          -               *

Jack H. Halperin                      30,300         *            -          -               *

John G. Kringel                       22,500         *            -          -               *

Elliott H. Vernon                     23,500         *            -          -               *

Michael S. Weiss (4)                  69,673         *            -          -               *

Jerry A. Weisbach                     22,500         *            -          -               *

All Directors and Executive
Officers as a group (8 persons)      348,473     5.80%            -          -           1.88%

H. Laurence Garrett, III (5)           4,900         *            -          -               *

William M. Jorgenson (5)              10,300         *            -          -               *

John M. Kolbas (5)                    11,800         *            -          -               *

Morris S. Weeden (5)                  10,300         *            -          -               *


(1) The inclusion of any shares of Common Stock deemed beneficially owned does not constitute an admission by the person named that he is the beneficial owner of those shares. Beneficial ownership also includes shares of Common Stock which may be acquired within 60 days of June __, 1997, through the exercise of warrants or options, or otherwise, as follows: Dr. Rosenwald, 2,177,229 shares; Paramount Capital, 2,177,229 shares; Aries Domestic Fund, L.P., 870,732 shares; The Aries Trust, 1,418,997 shares; Dr. Baram, 250,000 shares; Mr. Bymaster, 172,500 shares; Dr. Shaw, 131,250; Mr. Halperin, 30,300 shares; Mr. Kringel, 22,500 shares; Mr. Vernon, 23,500 shares; Mr. Weisbach, 22,500 shares; Mr. Weiss, 69,673 shares; and all Directors and Executive Officers as a group, 348,473 shares.

(2) To the best of the Company's knowledge, unless otherwise indicated, the beneficial owners named in column one have sole voting and investment power with respect to the shares of Common Stock held.

(3) The Aries Domestic Fund, L.P. is the beneficial owner of 1,966,357 shares and the Aries Trust is the beneficial owner of 3,356,497 shares of Common Stock over which they may be deemed to hold shared voting power with Dr. Lindsay Rosenwald and Paramount Capital. Paramount Capital is the general partner of Aries Domestic Fund, L.P. and is the investment manager of the Aries Trust, and therefore may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by each. Dr. Lindsay Rosenwald is the beneficial owner of 5,755,237 shares of Common Stock issuable upon the exercise of certain warrants and, as the President and sole shareholder of Paramount Capital, may be deemed to be the beneficial owner of the 5,322,854 shares of Common Stock beneficially owned by Paramount Capital, although he disclaims such beneficial ownership except to the extent of his pecuniary interest. The address for each of Paramount Capital Asset Management, Inc., Aries Domestic Fund, L.P. and the Aries Trust is 787 Seventh Avenue, New York, NY 10019.

(4) Includes warrants to purchase 46,173 shares of Common Stock. Mr. Weiss disclaims beneficial ownership of all shares owned by other employees or principals of Paramount or Paramount Capital.

(5) Messrs. Garrett, Jorgenson, Kolbas and Weeden resigned from the Company effective as of January 1, 1997.

*      Less than 1%


                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

In December, 1996, the Company effected certain changes to its Board of Directors and management, which included the resignations of Messrs. Larry O. Bymaster, H. Laurence Garrett, III, William L. Jorgenson, John M. Kolbas and Morris Weeden as directors of the Company effective as of December 19, 1996, and the replacement of Larry O. Bymaster as Chief Executive Officer and President effective as of January 1, 1997. Drs. H. Laurence Shaw and Jerry A. Weisbach became Directors of the Company effective December 19, 1996, and Dr. H. Laurence Shaw became Chief Executive Officer and President effective as of January 1, 1997. Mr. John G. Kringel became the sixth member of the current Board of Directors effective as of April 16, 1997.

Six Directors are to be elected at the Meeting, each to serve for a term of one year and until his successor shall be duly elected and qualified. The proxies solicited hereby are intended to be voted FOR the Nominees whose names are listed below unless authority to vote for election of any or all of such nominees is withheld by marking the proxy to that effect. If a quorum is present, the six nominees receiving an affirmative vote of the holders of a majority of the Common Stock and Preferred Stock represented and entitled to vote at the Meeting in person or by proxy shall be elected. Shares with respect to which authority to vote for a nominee or nominees is withheld will not be counted in the total number of shares voted for such nominee or nominees. The Company has no reason to believe that any nominee will not be available for election to serve his prescribed term. However, if any nominee should for any reason be unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend in his place, or the Board may reduce the number of Directors to eliminate the vacancy.

Pursuant to the Company's Bylaws, the size of Board of Directors is currently fixed at nine members. However, the Board has nominated only the six existing Board members for election at this time. Votes cannot be cast, either in person or by proxy, for a greater number of persons than the number of nominees named herein.

The following table sets forth the name and age of each nominee and the positions and offices with the Company held by him, his principal occupation and business experience during the past five years, and the year of commencement of his term as a Director of the Company.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:


                                                                                                                Year First
                                  Principal Occupation and Business                                                Became
       Name              Age      Experience During the Past Five Years                                           Director
       ----              ---      -------------------------------------                                           --------
Dr. H. Laurence Shaw       51     From 1995 to the present, Dr. Shaw served as Corporate Vice President           1996
                                  Research & Development of C.R. Bard.  Prior to that, from 1993-1995,
                                  Dr. Shaw served as Chief Executive Officer, President and Director of
                                  Atlantic Pharmaceuticals, Inc. and Chief Executive Officer of each of
                                  Atlantic's operating companies from their inception in 1993.  From
                                  1984-1993, he was Vice President, Medical and Regulatory Affairs and
                                  Advanced Research at Abbott Laboratories.  Previously, from 1981-1984, he was a board member of Revlon Health Care, Ltd. (UK) and Director,
                                  Medical and Technical Affairs.  At Revlon, he was responsible for pharmaceutical formulation and development, new business development and clinical research for Revlon's major research unit outside of the
                                  USA.  Prior to Revlon, he served as International Medical Director for
                                  Meadox Medical Inc.; Medical Director for Merck in the UK; and as
                                  Associate Director for SmithKline Corporation.  Dr. Shaw is a graduate of the University College Hospital Medical School, London, UK and has
                                  worked in clinical practice in the UK and in the USA.  He is a Fellow of the Faculty of Pharmaceutical Medicine of the Royal College of
                                  Physicians, a Fellow of the American College of Clinical Pharmacology
                                  and a member of many professional associations.


Jack H. Halperin          50      Mr. Halperin is a corporate and securities attorney with expertise in             1992
                                  financing transactions who has practiced independently since 1987.
                                  Mr. Halperin was a member of the law firm of Solinger Grosz &
                                  Goldwasser, P.C. from 1981 to 1987.  Mr. Halperin has a B.A. from
                                  Columbia College and a J.D. from New York University School of Law.
                                  Mr. Halperin is a member of the Board of Directors of I-Flow
                                  Corporation, AccuMed International, Inc., and Memry Corporation.



                                                                     12

John G. Kringel            58     Mr. Kringel, has been Senior Vice President of  Hospital Products                 1997
                                  and President of Hospital Products Division of Abbott Laboratories
                                  since October 1990 and September 1983 respectively.  He joined Abbott in 1980 as divisional vice president of corporate planning and development.  From 1977 to 1980, Kringel was associated with the
                                  Warner-Lambert Co., where he was executive vice president of American
                                  Optical Corporation and president of the vision care and safety products division.  Prior to that, Kringel was general manager of the
                                  U.S. medical division of Corning Glass Works. Mr. Kringel is a member of the Board of Directors of Lakeland Health Services, Inc., and the
                                  Board of Trustees of Highland Park Hospital and Chairman of Groveland
                                  Health Services Board of Trustees.  He is also Chairman of Lakeland
                                  Health Ventures, Inc.'s Board of Directors.  He is a member of the
                                  Board and Chairman of the Northeast Illinois Council of the Boy Scouts
                                  of America, Member of the Board of Directors of the American Society of
                                  Hospital Pharmacists Research & Education Foundation, and a member of the Board of Directors of Navix Radiology Systems, Inc.

Elliott H. Vernon          54     Elliott H. Vernon has been the Chairman of the Board and Chief Executive         1995
                                  Officer of Healthcare Imaging Services, Inc., a publicly held health care management and services company that supplies state-of-the-art medical equipment and services to physicians, hospitals, and other health care providers in the Northeast region since its inception in 1991.
                                  Mr. Vernon is also the managing partner of MR General Associates, a New
                                  Jersey general partnership and the general partner of DMR Associates, and has held such positions for the past seven years.  Mr. Vernon is Of
                                  Counsel to the law firm of Schottland, Aaron, Plaza, Costanzo &
                                  Manning, Esq., with offices in New York and New Jersey. Mr. Vernon is currently a director of Transworld Home Healthcare,  Inc., a publicly held regional supplier of a broad range of alternate site healthcare services and products.


                                                                     13

Michael S. Weiss          31      Mr. Weiss is Senior Managing Director of Paramount Capital, Inc., an             1995
                                  investment banking firm and certain affiliated entities. He joined the companies is 1993. Previously, from 1991 through 1993, Mr. Weiss was an attorney with Cravath, Swaine & Moore. Mr. Weiss serves as
                                  Chairman of Genta, Incorporated, and serves as a director of AVAX
                                  Technologies, and Palatin Technologies, Inc. and is secretary of
                                  Atlantic Pharmaceuticals, Inc., all of which are publicly traded biotechnology companies.  Mr. Weiss is also currently a member of the Board of Directors of several privately held biopharmaceutical companies.  Mr. Weiss is also a Director, Secretary and stockholder of Binary Therapeutics, Inc.  Mr. Weiss received his J.D. from Columbia
                                  University School of Law and a B.S. in Finance from The State University of New York at Albany.


Jerry A Weisbach, Ph.D.    56     Dr. Weisbach is a member of the Board of Directors of Hybridon, Inc.,             1996
                                  Cima Labs, Exponential Biotherapies, Inc., Synthon Corporation and Neose
                                  Technologies, Inc. and is a member of the Scientific Advisory Boards of
                                  Magainin Pharmaceuticals, Chemgenics, Inc. and AVAX Technologies, Inc.
                                  Dr. Weisbach is a former Vice President of Warner-Lambert Company and
                                  President of its Pharmaceutical Research Division where, from 1979 to
                                  1987, he was responsible for all pharmaceutical research and development activities of Warner-Lambert.  Prior to joining Warner-Lambert in 1979,
                                  Dr. Weisbach served at Smith Kline and French Laboratories from 1960 to
                                  1979, where he was Vice President, Research from 1977 to 1979.   From 1988
                                  to 1994, he was Director of Technology Transfer and continues as Adjunct
                                  Professor at Rockefeller University.  Dr. Weisbach received his Ph.D. in
                                  Chemistry from Harvard University.


COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met eight times during fiscal year 1997, including the meetings which effected changes to the Company's Board of Directors and management. The Company's Board of Directors has an Audit Committee and Executive Compensation and Stock Option Committee. The Board has no nominating or similar committee. The current members of the Audit Committee are Messrs. Weiss and Weisbach. This committee monitors the Company's basic accounting policies, reviews audit and management reports and makes recommendations regarding the appointment of the independent auditors. The Audit Committee met once during the last fiscal year, and otherwise its responsibilities were assumed by the full Board of Directors. The members of the Executive Compensation Committee and Stock Option Committee are Messrs. Halperin and Vernon. This committee, which met once during the last fiscal year and reviews and determines appropriate Officer compensation and administers and makes awards under the various stock option plans. During fiscal 1997, all of the Company's Directors attended at least 75% of the meetings of the full Board and of committees of which they were members.

The affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock present at the Meeting in person or by proxy is required to approve the election of the Nominees as Directors of the Company.



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE

                                      PROPOSAL 2

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 30,000,000 TO 100,000,000, AND INCREASING THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK OF THE COMPANY FROM 300,000 TO 2,000,000.

Delaware Law provides that an amendment to a certificate of incorporation of a Delaware corporation effecting a change of the corporation's name must first be approved by the corporation's Board of Directors, then approved by a majority of the issued and outstanding shares held by the Company's stockholders.

The Board of Directors of the Company has unanimously approved and recommended adoption of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance by the Company from 30 million to 100 million shares and to increase the number of authorized shares of preferred stock of the company from 300,000 to 2,000,000. As of the date of this Proxy Statement, 8,151,029 shares of Common Stock were outstanding out of the 30 million currently authorized shares. As a result of the 1996 Private Placement and the issuance of certain Common Stock purchase warrants relating to the settlement of a class action law suit against the Company dating from 1992, the Company is in the process of registering with the SEC: (i) 10,416,978 shares of Common Stock underlying shares of Preferred Stock; (ii) 5,250,150 shares of Common Stock underlying Class A Warrants (the "Class A Warrants"); (iii) 309,734 shares of Common Stock underlying Class B Warrants (the "Settlement Warrants"); (iv) 1,250,038 shares of Common Stock underlying Common Stock purchase warrants, which warrants partly underlie a Unit Purchase Option and an Advisory Option (the "Paramount Options") that in aggregate, entitle Paramount to purchase 25 Premium Preferred Units at an exercise price equal to 110% of the per unit price paid by the investors in the 1996 Private Placement; (v) 2,604,245 shares of Common Stock underlying Preferred Stock, which Preferred Stock partly underlie the Paramount Options; and (vi) 6,500,188 Class A Warrants to purchase shares of Common Stock. The number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Class A Warrants, the Settlement Warrants, and the Paramount Options, though subject to adjustment in certain events, is 32,304,900 shares of Common Stock, or 2,304,900 shares more than the currently authorized number of shares of Common Stock. The Company agreed with the investors in the 1996 Private Placement that it would use its best efforts to increase the authorized Common Stock of the Company to 100,000,000 shares within 90 days after March 7,

1997, the final closing date of the 1996 Private Placement, but in any event no later than 270 days after such date. If after 270 days following March 7, 1997, the Company has failed to authorize sufficient shares, the Company agreed that each investor in the 1996 Private Placement is entitled at the investor's option to require the Company to repurchase such investor's shares of Preferred Stock for $200.00 per share.

The Company's Board of Directors has unanimously adopted the proposal to amend Article FOURTH of the Certificate of Incorporation as follows:

    RESOLVED, that in the judgment of the Board of Directors of the Company, it is deemed advisable that, subject to the approval of the holders of the issued and outstanding shares of the Company's Common Stock, the Certificate of Incorporation of this Company be amended, by changing the first paragraph of Article FOURTH so that, as amended said Article shall be and read as follows:

    FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue One Hundred and Two Million (102,000,00) shares consisting of (a) One Hundred Million (100,000,000) shares of Common Stock the par value of Two Cents ($.02) per share and (b) Two Million (2,000,000) shares of Preferred Stock of the par value of Twenty-Five Dollars ($25.00) per share.

    FURTHER RESOLVED that the officers of the Company be, and each of them hereby is, authorized and empowered to take all actions, to execute, deliver and file all instruments and documents, to enter into all agreements and to do, or cause to be done, any such acts and things (including the payment of all necessary fees and expenses), in the name and on behalf of the Company under its seal or otherwise as they or any of them deem necessary or desirable to carry out the intent and purpose of the foregoing resolutions.

PURPOSES

Management and the Board of Directors believe that the Authorized Amendment is necessary in order to ensure that (i) there will be sufficient authorized, unissued and unreserved shares of Common Stock available to effect the issuance of Common Stock upon the conversion of the Preferred Stock and exercise of the currently issued and exercisable warrants and options, and (ii) the Company will have shares available for issuance at the Board of Directors' discretion for future acquisitions, stock splits, stock dividends, equity financings, employee benefit plans and other corporate purposes.

Management and the Board of Directors of the Company believe that it is in the best interest of the Company to have additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options and other corporate purposes. The Company believes that the proposed effective increase in the number of authorized shares of Common Stock will give the Company greater flexibility in responding to business needs and opportunities by allowing shares of Common Stock to be issued by the Board of Directors without the delay of a meeting of stockholders. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes and will continue to consider potential financing and other transactions which may result in the issuance of some or all of these additional shares.

MISCELLANEOUS

Stockholders of the Company do not now have preemptive right to subscribe for or purchase additional shares of Common Stock, and the stockholders will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock.

If the proposed amendment is adopted, the authority of the Board of Directors to issue the authorized but unissued shares of Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company since the issuance of additional shares of the Common Stock would dilute the voting power of the Common Stock then outstanding. Although the issuance of any additional shares will be on terms deemed to be in the best interest of the Company and its stockholders, under certain circumstances, the issuance of additional shares of Common Stock could have an adverse effect on the market price per share of the Common Stock.

IMPLEMENTATION

If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording a Certificate of Amendment as required by the General Corporation Law of Delaware.

The affirmative vote of the holders of a majority of the Common Stock and Preferred Stock entitled to vote is required to approve this proposed amendment to the Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO INCREASE THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK OF THE COMPANY.


                                      PROPOSAL 3

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO PACIFIC PHARMACEUTICALS, INC OR SUCH OTHER NAME AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS

Delaware Law provides that an amendment to a certificate of incorporation of a Delaware corporation effecting a change of the corporation's name must first be approved by the corporation's Board of Directors, then approved by a majority of the issued and outstanding shares held by the Company's stockholders.

The Board of Directors has unanimously approved and recommended adoption of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Pacific Pharmaceuticals, Inc.

The Company was incorporated in 1983 to develop and commercialize its PTM kit. As described in the Company's 1997 Annual Report to Stockholders, the Company acquired rights to new technologies which the Board of Directors of the Company has determined to best represent the future direction of the Company. The Board has adopted a development plan which will, in particular, focus on the Company's cancer therapies. The Company is pursuing its development plan in order to better promote the Company's core future enterprises. The Board of Directors believes that adoption of the Name Amendment, along with the implementation of the Company's overall development plan, will more accurately reflect the Company's status, vis-a-vis its products and will ultimately enhance the Company's ability to commercialize and market its products.

The proposed Name Amendment would not affect, in any way, the validity or transferability of the Company's stock certificates presently outstanding, and the Company's stockholders would not be required to surrender or exchange any certificates now held by them. The proposed Name Amendment would not affect in any way the capital or corporate structure of the Company.

The text of the actual resolution which will be presented for a vote of the stockholders at the Meeting will read substantially as follows:

    RESOLVED: That the Company's Certificate of Incorporation be amended to change the name of the Company to Pacific Pharmaceuticals, Inc. or such other name as the Board of Directors shall deem appropriate and in the best interests of the Company; and further

    RESOLVED that at any time prior to the filing of an amendment with the Delaware Secretary of State and not withstanding authorization of the proposed amendment by the stockholders of the Company, the Board of Directors may abandon such action without further action by the stockholders if they deem such abandonment to be in the best interest of the stockholders.

Although the Board of Directors does not currently expect to adopt a name for the Company other than Pacific Pharmaceuticals, Inc., it may become necessary to adopt a different name if for any reason Pacific Pharmaceuticals, Inc. is unavailable or deemed unsuitable by the Board of Directors. Therefore, the Board of Directors is also asking for your approval to let it choose an alternative name if for any reason Pacific Pharmaceuticals is either unavailable or deemed unsuitable by them. Once the Certificate of Incorporation is amended to adopt a new name any subsequent formal name change would require additional stockholder approval. The affirmative vote of the holders of a majority of the Common Stock and Preferred Stock entitled to vote is required to approve the proposed Name Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO PACIFIC PHARMACEUTICALS, INC. OR SUCH OTHER NAME AS THE DIRECTORS MAY DECIDE.

                                      PROPOSAL 4

APPROVAL OF THE ADOPTION OF THE XYTRONYX, INC. EQUITY INCENTIVE PLAN

GENERAL

The Board of Directors has adopted a new stock plan entitled the "Xytronyx, Inc. Equity Incentive Plan" (the "Incentive Plan") for key employees and consultants of the Company. The Incentive Plan is effective as of December 17, 1996, subject to approval by the affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock, voting as a single class present in person or represented by proxy at the Meeting and entitled to vote thereon; provided, however, that a quorum is present at the Meeting.

The Board of Directors believes that the Incentive Plan will assist the Company in attracting, retaining and rewarding key employees and consultants, enable the employees and consultants to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between the employees and consultants the Company's stockholders and provide to the employees and consultants an increased incentive to expend their maximum efforts for the success of the Company's business.

The Incentive Plan and the Director Plan (collectively the "New Plans") will, if both are approved by the holders of the Common Stock and the Preferred Stock, replace the Company's 1985 Non-Qualified Plan, 1988 Non-Qualified Plan, 1991 Non-Qualified Plan, 1988 Incentive Stock Option Plan and 1989 Key-Employee Plan (collectively, the "Old Plans"). If the New Plans are both approved, no further grants of options will be made under the Old Plans. Any stock options previously granted under Old Plans, however, will remain outstanding pursuant to the terms of the applicable plan. If the New Plans are not both approved, the Old Plans will remain in effect in their present form.

A SUMMARY OF THE MATERIAL FEATURES OF THE INCENTIVE PLAN

A summary of the material features of the Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Exhibit A to this Proxy Statement. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Incentive Plan.

ADMINISTRATION

The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee)". The Committee shall, at all times, consist of two or more persons each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the Incentive Plan, to select the employees to whom awards will be granted, to determine the terms and conditions of the awards, including the vesting or exercisability of any award, and to make all other determinations deemed necessary or advisable for the administration of the Incentive Plan.

SHARES AVAILABLE

The aggregate number of shares of Common Stock available for issuance under the Incentive Plan will be 3,000,000, subject to adjustment as described below. Such shares may be authorized and unissued shares or treasury shares.

If any shares of Common Stock subject to an award are forfeited or the award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards under the Incentive Plan. In the event that the Committee determines that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Incentive Plan, the Committee may adjust any or all of (i) the number and kind of shares of Common Stock which may be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available under the Incentive Plan, and (iv) the exercise price, grant price, or purchase price relating to any award, or, if deemed appropriate, the Committee may also provide for cash payments relating to outstanding awards.

ELIGIBILITY AND BASIS OF PARTICIPATION - AWARDS

Persons eligible to participate in the Incentive Plan include all key consultants and employees of the Company and its subsidiaries, as determined by the Committee. The Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, bonus stock, awards in lieu of cash obligations and other stock-based awards. The Incentive Plan also permits cash payments either as a separate award or as a supplement to a stock-based award, and for the income and employment taxes imposed on a participant in respect of any award. To date, the Committee has issued stock options under the Incentive Plan to Messrs. Shaw, Bymaster, Okrongly, Singhal and four other employees and consultants of the Company. See "Executive Compensation - Summary Compensation Table" for information on prior awards to the named Executive Officers. No determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals under the Incentive Plan.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS ("SARS")

The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and also to grant SARs entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of a SAR is determined by the Committee, provided that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant. Thus, options other than ISOs may be granted with an exercise price less than the fair market value of the underlying shares. The terms of each option or SAR, the times at which each option or SAR shall be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment will be fixed by the Committee, except that no ISO or SAR relating thereto will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (possibly including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. The Committee also determines the methods of exercise and settlement and certain other terms of the SARs.

RESTRICTED STOCK

The Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

OTHER STOCK-BASED AWARDS, BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

In order to enable the Company to respond to business and economic developments and to trends in executive compensation practices, the Incentive Plan authorizes the Committee to grant awards that are denominated or payable in, or valued in whole or in part by reference to the value of, Common Stock. The Committee determines the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

CASH PAYMENTS

The Committee may grant the right to receive cash payments whether as a separate award or as a supplement to any stock-based awards. Also, to encourage participants to retain awards payable in stock by providing a source of cash sufficient to pay the income and employment taxes imposed as a result of a payment pursuant to, or the exercise or vesting of, any award, the Incentive Plan authorizes the Committee to grant a tax bonus in respect of any award.

OTHER TERMS OF AWARDS

In the discretion of the Committee, awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of reasonable interest on any deferred amounts under the Incentive Plan. The Incentive Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Incentive Plan. Awards granted under the Incentive Plan may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution.

Awards under the Incentive Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the Incentive Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

CHANGE OF CONTROL

In the event of a change of control of the Company, all awards granted under the Incentive Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions, will become immediately 100% vested in each participant or will be free of any restrictions, and will be exercisable for the remaining duration of the award. All awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the award.

Under the Incentive Plan, a change of control occurs upon any of the following events: (i) the acquisition of beneficial ownership by any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, either (A) beneficially owns more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors or (B) otherwise has the ability to elect a majority of the members of the Board of Directors;
(ii) a change in the composition of the Board of Directors such that a majority of the members of the Board of Directors are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transaction or transactions causing such change were approved in advance by the affirmative vote of at least a majority of the Continuing Directors.

AMENDMENT AND TERMINATION

The Board of Directors may amend, alter, suspend, discontinue, or terminate the Incentive Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted, listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Incentive Plan; or (iii) increase the number of shares of Common Stock subject to the Incentive Plan.

Unless earlier terminated by the Board of Directors, the Incentive Plan will terminate on the earlier of ten years after its approval by the stockholders or when no shares of Common Stock remain available for issuance. The Incentive Plan will continue, however, with respect to awards made before termination of the Incentive Plan until such awards have been exercised, terminated or forfeited.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. A participant will not realize any income upon the award of an option (including any other stock-based award in the nature of a purchase right) or an SAR, nor will the Company be entitled to any tax deduction.

When a participant who has been granted an option which is not an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

If a participant exercises an option which is an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although an alternative minimum tax liability may result) and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. As a result, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

With respect to other awards (including SAR's) granted under the Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under
Section 83(c) of the Code, the participant will realize compensation income (subject to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

The Committee may condition the payment, exercise or vesting of any award on the payment of withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations.

Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a "parachute payment" under Section 208G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

                                  NEW PLAN BENEFITS

EQUITY INCENTIVE PLAN FOR EMPLOYEES AND CONSULTANTS


                                                                          Number of Shares
         Name and Position                          Exercise Price     Granted under the Plan
         -----------------                          --------------     ----------------------
Dr. H. Laurence Shaw                                $ 1.125                      675,000
  Chairman, President and CEO

Larry O. Bymaster- Director-Special Projects        $ 1.0625                      20,000

Dr. David Okrongly  (a)
  Vice President-Research & Development             $ 1.25                        75,000

Dr. Anil Singhal
 Vice President-Research & Development              $ 1.0625                     150,000

All employees and consultants as a group (8)                                   1,264,000


(a) Dr. Okrongly left the Company on May 6, 1997. His options will not vest under the plan.

Awards under the Incentive Plan are made at the sole discretion of the Committee, therefore, it is not possible to predict the future value of options issuable under the Equity Incentive Plan. On June ___, 1997, the closing price of the Common Stock on Amex was $_.__ per share.

The affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock present at the Meeting in person or by proxy is required to approve the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE XYTRONYX INC. EQUITY INCENTIVE PLAN.

                                      PROPOSAL 5

APPROVAL OF THE XYTRONYX, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

The Board of Directors has adopted a new stock plan entitled the "Xytronyx, Inc. 1996 Stock Option Plan For Non-Employee Directors" (the "Director Plan"). The Director Plan is effective as of December 17, 1996, subject to the approval by the affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock, voting as a single class present in person or represented by proxy at the Meeting and entitled to vote thereon; provided, however, that a quorum is presented at the meeting.

The Director Plan is intended to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee Directors and by encouraging such Directors to acquire an increased proprietary interest in the Company.

The full text of the Director Plan for Non-Employee Directors is set forth in Exhibit B attached hereto. A summary of the Director Plan is set forth below.

ADMINISTRATION

The Director Plan is to be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors. Subject to the terms of the Director Plan, the Committee shall have the power to construe the provisions of the Director Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Director Plan as the Committee deems desirable.

PARTICIPATION IN THE DIRECTOR PLAN

Each member of the Company's Board of Directors who is not otherwise an employee of the Company or any subsidiary of the Company is eligible to participate in the Director Plan. There are currently five Directors of the Company eligible to participate in the Director Plan.

SHARES SUBJECT TO THE DIRECTOR PLAN

An aggregate of 3,000,000 shares of Common Stock of the Company are reserved for Option grants under the Director Plan, subject to any capital adjustment which may result from a split-up or consolidation of shares or the payment of any stock dividend, or other increase or decrease in the number of issued shares. Any Option shares granted under the Director Plan that expire or terminate unexercised for any reason will be available for reissuance.

ELIGIBILITY AND OPTION TERMS

Each individual who was an eligible Director on December 17, 1996 was granted an initial option to purchase 50,000 shares, and each individual who becomes an eligible Director thereafter will be granted an initial Option to purchase 50,000 shares immediately following the Annual Meeting at which such Director is first elected to be a Director. Each year an Option to purchase 10,000 shares will be granted immediately following the Company's Annual Meeting to each eligible Director at such time. All Options granted under the Director Plan are non-statutory options and do not qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

Each Option granted under the Director Plan shall expire ten years from the date of grant and be evidenced by an Option Agreement which shall include the exercise price per share, which is not to be less than 100% of the fair market value per share at the close of business on the day of the grant of the Option. Options granted immediately following an Annual Meeting shall vest and become exercisable and non-forfeitable on the day of the next Annual Meeting, if the optionee has continued to serve as a Director until that meeting. Options granted other than immediately following an Annual Meeting shall vest and become exercisable and non-forfeitable on the first anniversary of the day on which such option is granted, if the optionee has continued to serve as a Director until that day.

Payment of the Option exercise price shall be made in cash, bank certified, cashier's or personal check, or payment may be made in whole or in part by (a) transfer to the Company of shares of Common Stock having a fair market value equal to the Option price at the time of exercise or (b) delivery of instructions to the Company to withhold shares that would otherwise be issued on such exercise of the Option.

If termination of the optionee's service as a Director occurs by reason of voluntary mid-term retirement, declining to stand for re-election, becoming a full-time employee of the Company or a subsidiary of the Company or becoming disabled, all unvested Options shall automatically expire and all vested Options shall continue to be exercisable until the stated expiration date of such Options. In the event of the death of an optionee while the optionee is a director, the then-outstanding Options of such optionee that have vested shall be exercisable for one year from the date of the death of the optionee or until the stated grant expiration date, whichever is earlier. However, all Options which have not vested shall automatically expire and shall not be exercisable. If the termination of an optionee's service as a Director by the Board of Directors occurs for cause or if a Director fails to be re-elected, the Committee in its sole discretion can cancel the then-outstanding Options. No Option shall be assignable or transferable other than by will or the laws of descent and distribution.

TERMINATION AND AMENDMENT

The Board may amend, terminate or suspend the Director Plan at any time, in its sole and absolute discretion, provided that no amendment is made more than once every six months that would change the amount, price or timing of the initial and annual grants and no amendment is made that would materially increase the number of shares that may be issued under the Director Plan, materially modify the requirements as to eligibility for participation in the Director Plan or would otherwise materially increase the benefits accruing to participants under the Director Plan without the approval of the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANT

Options granted under the Director Plan under current Federal income tax laws will be subject to the following tax treatment: (i) The grant of an Option will not result in income to the optionee or any deduction allowed to the Company;
(ii) The exercise of an Option will generally result in ordinary income to the optionee in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price; (iii) A deduction from income will be allowed to the Company in an amount equal to the amount of ordinary income recognized by the optionee; (iv) A subsequent disposition of the shares will result in a long-term or short-term capital gain (or loss) equal to the difference between the amount received and the tax basis of the shares, usually fair market value at the time of exercise.

The Federal income tax consequences described in this section are based on laws and regulations in effect on January 1, 1997. Future changes in those laws and regulations may affect the tax consequences described herein. No discussion of State income tax treatment has been included.

GRANTS APPROVED BY THE BOARD OF DIRECTORS ON DECEMBER 17, 1996

The Committee recommended and the Board approved, subject to approval and ratification by the stockholders, the Director Plan and an award of options for 50,000 shares each to the four eligible non-employee Directors serving on the Board as of the effective date of the Director Plan. The options were awarded at an exercise price per share of $1.125, which was the per share fair market value of Company's Common Stock on December 17, 1996.

If the Director Plan is approved by the Company's stockholders at the Meeting, the grants described above will become effective as of December 17, 1996. Immediately following the Meeting, all non-employee Directors shall automatically be granted Options to purchase 10,000 shares. The exercise price per share of Common Stock Subject to the Option shall not be less than 100% of the per share fair market value of the underlying Common Stock at the close of business on the day of the grant of the Option.

                                  NEW PLAN BENEFITS

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                         Number Of Options
         Name                          Granted Under The Plan
         ----                          ----------------------
Jack Halperin                                   50,000

John G. Kringel                                 50,000

Elliott Vernon                                  50,000

Michael Weiss                                   50,000

Dr. Jerry A. Weisbach                           50,000

All non-employee Directors as a group(5)       250,000


Awards under the Incentive Plan are made at the sole discretion of the Committee, therefore, it is not possible to predict the future value of options issuable under the Director Plan. On June ___, 1997, the closing price of the Common Stock on Amex was $_.__ per share.

The affirmative vote of the holders of a majority of the voting power of the Common Stock and Preferred Stock present at the Meeting in person or by proxy is required to approve the Director Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE XYTRONYX, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                      PROPOSAL 6

             RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Although not required to do so, the Board customarily seeks stockholder ratification of its selection of Deloitte & Touche LLP to serve as the Company's independent public accountants for the fiscal year ending March 31, 1998. Deloitte & Touche LLP has served as the Company's independent public accountants since 1983. It is anticipated that a representative of Deloitte & Touche LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, and reliance by the Company upon such reports and representations, during the fiscal year ended March 31, 1997, all Section 16(a) requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as explained in the following paragraph.

Certain individuals were inadvertently delinquent in the timely filing of certain reports required of officers or directors of public companies under
Section 16(a) of the Exchange Act. In each case, such inadvertent reporting delinquencies have since been cured. In December 1996, the Board of Directors effected changes to the Company's Board of Directors and management. Messrs. Shaw and Weisbach did not timely make a report on Form 3 with respect to their becoming a reporting officer status in December 1996, and Mr. Kringel did not timely make a report on Form 3 with respect to his becoming a reporting officer in April 1997. Due to the fact that the terms of exercise of certain options granted in December 1996, were not confirmed by the Board of Directors until April, 1997, Messrs. Shaw, Halperin, Kringel, Vernon, Weisbach and Weiss did not timely make reports on Form 4 with respect to the grant of such options. As noted, as of the date of this Proxy Statement, these Section 16(a) reporting delinquencies have been corrected and the Company is currently taking steps to assist its directors and officers in meeting their Section 16(a) reporting responsibilities.

                               STOCKHOLDERS' PROPOSALS

Proposals of stockholders which are intended to be presented at the 1998 Annual Meeting must be consistent with the regulations of the SEC and received by the Company at its principal executive offices not later than February 28, 1998 for inclusion in the Company's proxy materials for that meeting. Such proposals should be directed to Xytronyx, Inc., Attention: Investor Relations, at the address shown on Page 1.

                                    OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, it is the intention of each person mentioned in the proxy to vote such proxy in accordance with his judgment of such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.


                       REQUEST TO VOTE, SIGN AND RETURN PROXIES

PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE.

DATED:  JUNE 30, 1997

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       BY: /s/ H. LAURENCE SHAW
                                            --------------------
                                            DR. H. LAURENCE SHAW

                                                                       Exhibit B

                                    XYTRONYX, INC.

                     STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    1. Purpose. The purpose of the Xytronyx, Inc. Stock Option Plan for Non-Employee directors (the "Plan") is to promote the interests of Xytronyx, Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

    2.  Shares Subject to the Plan.  Subject to adjustment as provided in
Article 7, the total number of shares of common stock (the "Common Stock") of the Company for which options may be granted under the Plan shall be 3,000,000 shares of Common Stock (the "Shares"). The Shares shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not delivered under, such options may become available for that grant of other options under the Plan. No shares delivered to the Company in full or partial payment of an option exercise price payable pursuant to Section 6.3 shall become available for the grant of other options under the Plan.

    3. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), subject to Articles 10 and 11. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable.

    4. Participation in the Plan. Each member of the Company's Board of Directors (a "Director") who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall be eligible to participate in the Plan.

    5. Nonstatutory Stock Options. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    6. Option Terms. Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

    6.1 Option Agreements. Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Company and by the Eligible Director to whom such option is granted and dated as of the applicable date of grant. Each Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

    6.2.  Option Grant Size and Grant dates.

         6.2.1 Initial Grants. An option to purchase 50,000 Shares as adjusted pursuant to Article 7 (an "Initial Grant") shall be granted to:

              a. each Director who is an Eligible Director on the Effective Date (as hereinafter defined), and

              b. each other Eligible Director immediately following the Annual Meeting at which such Director is first elected to be a Director or at the close of business on the day upon which such Eligible Director is first appointed by the Board to be a Director, whichever first occurs; provided, that if an Eligible Director who previously received an Initial Grant terminates service as a Director and is subsequently elected or appointed to the Board, such Director shall not be eligible to receive a second Initial Grant, but shall be eligible to receive only Annual Grants as provided in Section 6.2.2.

         6.2.2 Annual Grants. An option to purchase 10,000 Shares as adjusted pursuant to Article 7 (an "Annual Grant"), shall be granted automatically each year, immediately following the Annual Meeting, to each Director who is an Eligible Director at such time.

    6.3 Option Exercise Price. Each Agreement shall state the exercise price per share of the shares of Common Stock to which it relates. The exercise price per share of Common Stock subject to an option shall not be less than 100% of the fair market value ("Fair Market Value") per share of such Common Stock at the close of business on the day of the grant of the option. For purposes of this Plan, Fair Market Value on any date shall be the mean of the high and low sales prices per share of Common Stock on the relevant date as reported on the stock exchange or market on which the Common Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices per share of Common Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Common Stock is primarily traded.

    6.4 Exercisability. Subject to Section 6.7, an option shall incrementally vest and become exercisable in twelve equal portions (subject to necessary rounding) for each quarter of each year of the three year period beginning the day on which such option was granted, if the optionee has continued to serve as a Director until that day.

    6.5 Time and Manner of Option Exercise. Any vested and exercisable option is exercisable in whole or in part at any time or from time to time during the term of the option period by giving written notice, signed by the person exercising the option, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price for the number of Shares to be purchased and by the payment or making provision satisfactory to the Company for the payment of any taxes which the Company is obligated to collect with respect to the issue or transfer of the Shares upon such exercise. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise for the stock option as to such number of Shares. No option may at any time be exercised with respect to a fractional Share.

    6.6 Payment of Exercise Price. Payment of the option exercise price may be in cash or payment may be in whole or part by

              a. transfer to the Company of shares of Common Stock having a Fair Market Value equal to the option exercise price at the time of such exercise, or

              b. delivery of instructions to the Company to withhold Shares, that would otherwise be issued on such exercise of the option, having a Fair Market Value at the time of such exercise equal to the total option exercise price of the options being exercised.

    If the Fair Market Value of the number of whole shares transferred or the number of whole option Shares surrendered is less than the total exercise price of the option being exercised, the shortfall must be made up in cash.

    6.7 Terms of Options. Each option shall expire ten years from its date of grant, but shall be subject to earlier termination as follows:

              a. In the event of the termination of an optionee's services as a Director by reason of voluntary mid-term retirement, declining to stand for re-election, becoming a full time employee of the Company or a subsidiary of the Company or becoming disabled, all options granted pursuant to this Plan but unexercisable pursuant to Section 6.4 shall automatically expire and shall not be exercisable and all options exercisable pursuant to Section 6.4 but unexercised shall continue to be exercisable until the stated expiration date of such options.

              b. In the event of the death of an optionee or total disability while the optionee is a Director, the then outstanding options of such optionee that have vested pursuant to Section 6.4 shall be exercisable for one year from the date of the death of the optionee or until the stated grant expiration date, whichever is earlier, by his/her successors in interest, in accordance with the paragraph below. However, all options which have been granted, but have not become exercisable pursuant to Section 6.4, shall automatically expire.

              c. In the event of the termination of an optionee's service as a Director by the Board of Directors for cause or the failure of such Director to be re-elected (other than for the reasons set forth in Section 6.7 (a) or (b)), the Committee in its sole discretion can cancel the then-outstanding options of such optionee, including those options which are exercisable and such options shall automatically expire and become non-exercisable on the effective date of such termination.

    Exercise of a deceased optionee's options that are still exercisable shall be by the estate of such optionee or by a person or persons whom the optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

    6.8 Transferability. The right of any optionee to exercise an option granted under the Plan shall, during the lifetime of such optionee, be exercisable only by the optionee and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution.

    6.9  Limitation of Rights.

         6.9.1 Limitation as to Shares. Neither the recipient of an option under the Plan nor an optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an option granted to such person until the date of issuance of a stock certificate for such Shares.

         6.9.2 Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

    6.10 Regulatory Approval and Compliance. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Committee the approval of all regulatory bodies deemed necessary by the Committee and without complying, to the Committee's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Committee.

    7. Capital Adjustments. The aggregate number and class of Shares subject to and authorized by the Plan, the number of class of Shares with respect to which an option may be granted to an Eligible Director under the Plan as provided in Article 6, the number and class of Shares subject to each outstanding option, and the exercise price per share specified in each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment or the payment of any stock dividend, or other increase or decrease in the number of such Shares effected without receipt of consideration by the Company.

    8. Effectiveness of the Plan. The Plan shall be effective as of December 19, 1996 (the "Effective Date"), subject to the approval by the Company's stockholders. All options issued prior to the date of the approval of the Plan by the Company's stockholders shall be issued subject to such approval. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the terms of any then outstanding options.

    9. Termination and Amendment of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under
Section 16, of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), no amendment shall be made more than once every six months that would change the amount, price or timing of the Initial and Annual Grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under the Rule 16b-3, no amendment that would

              a. materially increase the number of Shares that may be issued under the Plan,

              b. materially modify the requirements as to eligibility for participation in the Plan, or

              c. otherwise materially increase the benefits accruing to participants under the Plan shall be made without the approval of the Company's stockholders.

    10. Compliance with Rule 16b-3. Other provisions of the Plan notwithstanding, neither the Committee nor any other person (other than an Eligible Director acting in conformity with the terms of the Plan) shall have any discretionary authority to make determinations regarding the Plan required by Rule 16b-3 to be afforded exclusively to "disinterested persons" as defined thereunder.

                                                                       Exhibit A

                                    XYTRONYX, INC.

                                EQUITY INCENTIVE PLAN

    Section 1.  Purpose of the Plan

    The purpose of the Xytronyx, Inc. Equity Incentive Plan (the "Plan") is to further the interests of Xytronyx, Inc. (the "Company") and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who provide valuable services contributing to the growth and protection of the business of the Company and its Subsidiaries.

    Section 2.  Definitions

    For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

         (b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

         (c)  "Change of Control" means and includes each of the following:
(i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 20% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

    Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (e) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

         (h) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

         (i) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

         (j)  "Option" means a right granted to a Participant pursuant to
Section 6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

         (k) "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

      1. (l) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

         (m) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

         (n) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

         (o) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of (i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

    Section 3.  Administration of the Plan

    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). No member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

    Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall deter-

mine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, and applicable law.

    Section 4.  Participation in the Plan

    Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries.

    Section 5.  Plan Limitations; Shares Subject to the Plan

    Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of common stock, $0.02 par value, of the Company (the "Stock") available for issuance as Awards under the Plan shall not exceed 3,000,000 shares.

    No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

    Section 6.  Awards

         (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

         (b) OPTIONS. The Committee may grant Options to Participants on the following terms and conditions:

              (i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

              (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.
              (iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of
Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

         (c) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

              (i) Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

              (ii) Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

              (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

              (iv) Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

         (d) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

              (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

              (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

         (e) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

         (f) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in this Section 6, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(f) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

         (g) CASH PAYMENTS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

    Section 7.  Additional Provisions Applicable to Awards

         (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

              (i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

              (ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

         (b) EXCHANGE AND BUY OUT PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

         (c) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

         (d) TERM OF AWARDS. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (e) FORM OF PAYMENT. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

         (f) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

         (g) CHANGE OF CONTROL. In the event of a Change of Control of the Company, all Awards granted under the Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

    Section 8. Adjustments upon Changes in Capitalization; Acceleration in Certain Events

         (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs.

         (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

    Section 9.  General Provisions

         (a) CHANGES TO THE PLAN AND AWARDS. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

    The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances.

    Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company's 1997 Annual Meeting of Stockholders or at any Special Meeting of the Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock subject to the Plan.

         (b) NO RIGHT TO AWARD OR EMPLOYMENT. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

         (c) TAXES. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

         (d) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (I.E., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

         (e) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

         (f) DISCRETION. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

         (g)  EFFECTIVE DATE.  The effective date of the Plan is December 17,
1996.

                                    XYTRONYX, INC.
                                        PROXY
                            ANNUAL MEETING, AUGUST 7, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints H. Laurence Shaw and Peter J. Schaeffer as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock and Series A Convertible Preferred Stock of Xytronyx, Inc. held on record by the undersigned on June 26, 1997, at the Annual Meeting of Stockholders to be held on August 7, 1997, and any adjournment thereof.

    The undersigned hereby directs this proxy to be voted:


    Please mark your vote
    as in this example:      / X /
                                                                                     FOR           AGAINST        ABSTAIN
1.  Election of Directors    Nominees:    H. Laurence Shaw
                                          Jack Halperin                             /   /          /   /          /   /
                                          John G. Kringel
                                          Elliott H. Vernon
                                          Jerry A. Weisbach
                                          Michael S. Weiss

    For, except vote withheld from the following nominee(s):

    -------------------------------------------------------
2.  To approve an amendment to the Company's Certificate of Incorporation           /   /          /   /          /   /
    increasing the number of authorized shares of Common Stock of the
    Company from 30,000,000 to 100,000,000, and increasing the number of authorized shares of Preferred Stock of the Company from 300,000 to 2,000,000.

3.  To approve an amendment to the Company's Certificate of Incorporation to        /   /          /   /          /   /
    change the name of the Company to Pacific Pharmaceuticals, Inc. or such other name as may be determined by the Board of Directors.

4.  To approve the adoption of the Company's Equity Incentive Plan.                 /   /          /   /          /   /

5.  To approve the adoption of the Company's Stock Option Plan for Non-             /   /          /   /          /   /
    Employee Directors.

6.  To ratify the Board of Directors' selection of Deloitte & Touche LLP as         /   /          /   /          /   /
    the Company's independent public accountants for the year ended
    March 31, 1998.

                                                                               Please check this box if you       /   /
                                                                               plan to attend the meeting.



                        (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)

    In their discretion, the named Proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

    SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOW OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

                                       -------------------------------
                                       Date

                                       -------------------------------
                                       Signature of stockholder

                                       -------------------------------
                                       Signature if held jointly

                                       Note: PLEASE MARK, DATE, SIGN AND RETURN
                                       THIS PROXY PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.  If signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title.  If a
                                       corporation or partnership, please sign
                                       in corporate or partnership name by an
                                       authorized person.